Prospectus

March 1, 2004

Choice Focus Fund

Choice Balanced Fund

Choice Long-Short Fund

Choice Market Neutral Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

Choice Funds

4020 South 147th Street, Suite #2

Omaha, NE 68137

1-800-392-7107

P  R  O  S  P  E  C  T  U  S

TABLE OF CONTENTS

FUND OVERVIEW	1
FOCUS FUND	1
Investment Goal	1
Principal Investment Strategies	1
Principal Risks of Investing	1
BALANCED FUND	2
Investment Goal s	2
Principal Investment Strategies	2
Principal Risks of Investing	3
LONG-SHORT FUND	4
Investment Goal	4
Principal Investment Strategies	4
Principal Risks of Investing	4
MARKET NEUTRAL FUND	5
Investment Goal s	5
Principal Investment Strategies	5
Principal Risks of Investing	7
FUND PERFORMANCE	8
FUND FEES AND EXPENSES	11
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	13
Investment Practices and Risks	14
Other Investment Practices and Risks	20
MANAGEMENT	21
Investment Adviser	21
Portfolio Manager	21
Legal Proceedings	22
BUYING, SELLING AND EXCHANGING SHARES	22
Determin ing Your Share Price	22
Before You Invest	22
Account Registration	22
Purchasing Shares	22
Account Minimums	24
Customer Identification Program	25
Additional Purchase Information	25
Transactions Through Financial Services Agents	25
Selling Shares	25
Additional Redemption Provisions	26
Redeeming Shares Through Third Parties	27
Telephone Transactions	27
Signature Guarantees	27
Small Accounts	27
Exchanging Shares	28
Money Market Exchanges	28
Limitations on Exchanges	28
Making Changes to Your Account	28
SPECIAL FEATURES AND SERVICES	29
Retirement Account Options	29
ACH Transactions	29
Automated Telephone Service	29
Website	29
Automatic Investment Plan	29
Systematic Withdrawal Plan (SWP)	30
OTHER SHAREHOLDER INFORMATION	30
Shareholder Communications	30
Transactions Through Financial Services Agents and Sub-Agents	30
DIVIDENDS, DISTRIBUTIONS AND TAXES	31
Dividends and Distributions	31
Buying a Dividend	31
Taxes	31
DISTRIBUTION ARRANGEMENTS	31
Share Classes	31
Class A Shares – Initial Sales Charge Alternative	31
Class C Shares – Asset-Based Sales Charge Alternative	32
Asset Based Sales Charge or Rule 12b-1 Fees	35
FINANCIAL HIGHLIGHTS	36
Choice Focus Fund – Class A	37
Choice Balanced Fund – Class A	38
Choice Long-Short Fund – Class A	39
Choice Long-Short Fund – Class C	40
Choice Market Neutral Fund – Class A	41
Choice Market Neutral Fund – Class C	42
PRIVACY NOTICE TO CUSTOMERS OF CHOICE	43
FOR MORE INFORMATION	44

FUND OVERVIEW

FOCUS FUND

INVESTMENT GOAL

The Focus Fund's investment goal is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Focus Fund will invest primarily in the common stocks of companies that the Portfolio Manager believes have superior potential for earnings growth. The Fund’s portfolio will typically consist of a core of 20-30 common stocks with total positions exceeding 30 in some instances. As a result, the Fund will be non-diversified. The Portfolio Manager may purchase common stocks of companies of all sizes.  The Fund also may invest in securities issued by exchange-traded investment companies that are designed to provide investment results corresponding to an equity index.

In selecting stocks, the Portfolio Manager looks for reasonably priced securities of companies that occupy a dominant position in a market due to size, products or services, and whose growth potential is not yet fully reflected in the company’s stock price. In addition, the Portfolio Manager looks for companies with conservatively financed balance sheets, strong, capable management teams and clearly defined growth strategies. Target companies will have a catalyst for positive earnings developments such as evolving product cycles, special situations or changing economic conditions. If the Manager believes conditions are right, the Fund is likely to take substantial positions in convertible securities, preferred stocks, initial public offerings and securities of smaller issuers, including issuers with limited operating histories. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (i.e., junk bonds).

Stocks in the technology sector have typically made up the largest portion of the Fund’s overall equity positions, along with financial services, consumer cyclicals and consumer staples. Within 25% concentration limits, the Portfolio Manager anticipates focusing on the technology, consumer, financial services and health care sectors during the next year, but technology stocks may not constitute the largest sector of the portfolio.

The Portfolio Manager generally will sell a security when it no longer meets the manager's investment criteria or when it has met the manager’s expectations for appreciation. The Portfolio Manager may often sell portfolio stocks quickly to respond to short-term market price movements, and expects to trade the portfolio actively in pursuit of the Fund’s investment goal. Due to this and the Fund’s relatively small number ofholdings, it should be expected that the Fund’s annual portfolio turnover rate will be significantly higher than that of many other mutual funds.  In general, the greater the volume of buying and selling by a mutual fund, the greater the impact brokerage commissions and other transaction costs will have on its return. High portfolio turnover rates may also cause substantial net short-term gains and any distributions resulting from such gains will be ordinary income to you for purposes of federal income tax.

PRINCIPAL RISKS OF INVESTING

There are two basic risks for all mutual funds that invest in stocks: management risk and market risk. Management Risk means that the Portfolio Manager’s stock selections and other investment decisions may produce losses or may not achieve the Fund’s investment objectives. Market Risk means that the price of common stocks may move up or down in response to many factors. As a result of these two risks, the price of the Fund’s investments may go up or down and you could lose money on your investment.

The stocks of small or unseasoned companies in which the Fund invests may be more volatile and less liquid than the stocks of larger and well-established companies.

Investment grade securities rated in the lowest investment grade category (i.e., BBB/Baa) have speculative characteristics. Investments in securities that are below investment grade (i.e., junk bonds) carry greater risks than investments in investment grade securities. In particular, issuers of lower rated bonds are less financially secure, are less likely to repay such bonds and are more likely to be hurt by interest rate movements.

The Focus Fund is a non-diversified portfolio, which means that it will invest in the securities of fewer issuers than diversified portfolios at any one time. As a result, the gains or losses on a single stock will have a greater impact on the Fund’s share price. In addition, the Portfolio Manager may often focus the Fund’s investments in a number of companies with similar characteristics. The types of companies in which the Fund’s assets may be invested may underperform other companies with different characteristics or the market as a whole. Because of these factors, the Fund’s share price may fluctuate more than most equity funds and the market in general.  However, the Fund will not invest more than 25% of its total assets in companies in primarily the same industry.

Stocks of technology companies are subject to greater price volatility than stocks of companies in other sectors. They may be subject to greater business risks, more sensitive to changes in economic conditions, and company earnings in this sector may fluctuate more than those of other companies because of short product cycles and competitive pricing. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

Finally, the Portfolio Manager may engage in a high level of trading in seeking to achieve the Fund’s investment objective. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government entity.

For a more detailed discussion of these principal investment strategies and risks, as well as additional risks that apply to the Focus Fund, please see “Principal Investment Strategies and Related Risks” on Page 13 ..

BALANCED FUND

INVESTMENT GOALS

The Balanced Fund’s investment goals are capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Balanced Fund invests primarily in a diverse group of domestic equity and fixed - income securities. The Portfolio Manager allocates the Fund’s assets between equity and fixed-income securities based upon his assessment of available investment opportunities and relevant market, economic and financial factors. The Portfolio Manager would typically expect to invest in a core of 20-30 common stocks on the equity side, with total equity positions ranging from 30-50 stocks.  The Fund also may invest in securities issued by exchange-traded investment companies that are designed to provide investment results corresponding to an equity index.

Normally, the Portfolio Manager’s selection will emphasize equity securities over fixed - income securities. The Portfolio Manager expects that the Fund’s position in equity securities will range from 45% to 65% of the Fund’s total assets. However, it is the Fund’s policy to invest at least 25% of its net assets in fixed-income securities and at least 25% in equity securities.

Equity Securities:  In selecting individual equity securities, the Portfolio Manager looks for common stocks of domestic companies that he considers to be reasonably priced, with strong, consistent and predictable earnings growth rates, strong management, conservatively financed balance sheets and competitive products or services. Typically, the companies in which the Fund invests have mid-sized to large market capitalizations. From time to time, the Fund may take substantial positions in initial public offerings and securities of smaller issuers, including issuers with limited operating histories. Technology sector stocks have typically constituted the largest sector of the portfolio, along with healthcare, financial services, consumer cyclicals and consumer staples, but investing in technology sector securities is not a strategy itself. The Portfolio Manager anticipates focusing on the technology, consumer, financial services and health care sectors during the next year, but technology stocks may not constitute the largest sector of the portfolio.  However, the Fund will not invest more than 25% of its total assets in companies in primarily the same industry.

Fixed - Income Securities: The Balanced Fund may invest in a variety of income producing securities, such as short- to long-term corporate and government debt securities, convertible securities, preferred stocks and mortgage- and asset-backed securities. Except for convertible securities, the Fund will only purchase fixed - income securities that are investment grade. A fixed-income security is considered investment grade if it has been rated in the top four categories by at least one rating agency or, if unrated, is deemed by the Portfolio Manager to be of comparable quality. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (i.e., junk bonds).

The Fund’s Portfolio Manager will generally sell a security when it no longer meets the manager’s investment criteria or when it has met the manager’s expectation for appreciation. The Portfolio Manager may actively trade the equity portion of the portfolio in pursuit of the Fund’s investment goal. Accordingly, it should be expected that the Fund’s annual portfolio turnover rate will be significantly higher than that of many other mutual funds.  In general, the greater the volume of buying and selling by a mutual fund, the greater the impact brokerage commissions and other transaction costs will have on its return. High portfolio turnover rates may also cause substantial net short-term gains and any distributions resulting from such gains will be ordinary income to you for purposes of federal income tax.

PRINCIPAL RISK S OF INVESTING

There are two basic risks for all mutual funds that invest in stocks: management risk and market risk. Management Risk means that the Portfolio Manager’s stock selection and other investment decisions may produce losses or may not achieve the Fund’s investment objectives. Market Risk means that the price of common stocks may move up or down in response to many factors. Fixed-income securities in which the Fund invests are also subject to credit risk and interest rate risk. Credit Risk means that the issuer of a security may default or be unable to pay its obligations when due. Interest Rate Risk means the risk that changes in interest rates will adversely affect the value of the portfolio’s securities. As a result of these risks, the price of the Fund’s investment may go down and you could lose money on your investment. In addition, the stocks of small or unseasoned companies in which the Fund invests may be more volatile and less liquid than the stocks of larger and well-established companies. The Fund may be riskier than other balanced funds that invest heavily in fixed - income securities. Also, because the Fund may invest in a smaller number of companies, gains or losses on a single security will have a greater impact on the Fund’s share price. In addition, the Portfolio Manager often may invest in a number of companies with similar characteristics. The types of companies in which the Fund’s assets may be invested may underperform other companies with different characteristics or the market as a whole. As a result, the Fund’s share price may fluctuate more than other equity/fixed - income funds and the market in general.  However, the Fund will not invest more than 25% of its total assets in companies in primarily the same industry.

In addition, the Fund may invest in certain securities with unique risks, such as mortgage-and asset-backed securities. These types of securities are subject to the additional risk that the underlying assets (loans) may be prepaid at any time. Investment grade securities rated in the lowest investment grade category (i.e., BBB/Baa) have speculative characteristics. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade. Investments in securities that are below investment grade (i.e., junk bonds) carry greater risks than investments in investment grade securities. In particular, issuers of lower rated bonds are less financially secure, are less likely to repay such bonds and are more likely to be hurt by interest rate movements. When interest rates are low, the Fund’s income distributions to you may be reduced or eliminated.

Stocks of technology companies are subject to greater price volatility than stocks of companies in other sectors. They may be subject to greater business risks, more sensitive to changes in economic conditions, and company earnings in this sector may fluctuate more than those of other companies because of short product cycles and competitive pricing. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

Finally, the Portfolio Manager may engage in a high level of trading in seeking to achieve the Fund’s investment objective. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government entity.

For a more detailed discussion of these principal investment strategies and risks, as well as additional risks that apply to the Balanced Fund, please see “Principal Investment Strategies and Related Risks” on Page 13 ..

LONG-SHORT FUND

INVESTMENT GOAL

The Fund seeks long-term growth of capital through all market conditions by buying “long” stocks believed undervalued and selling “short” stocks believed overvalued.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses sophisticated investment strategies to seek to achieve returns in both rising and falling markets. The Fund’s Portfolio Manager performs fundamental analysis of a pool of approximately 300 companies of all sizes, including small companies with little operating history and companies engaged in initial public offerings. The Portfolio Manager uses this analysis to identify companies whose stock he believes is either significantly undervalued or overvalued in the market. The Fund has a non-diversified portfolio and is traded actively.

The Fund buys “long” the stock of companies believed undervalued. These companies will typically occupy a dominant position in their market due to size, products or services and whose growth potential is not yet fully reflected in the market price of their stock.

The Fund will hold the stock of a company until the Portfolio Manager believes its value is reflected in its market price. This may be due to an increase in the market price or a change in the Portfolio Manager’s opinion of the company’s value. When the Portfolio Manager believes the market price of a company's stock reflects its value or is overvalued, the stock will be sold. The Portfolio Manager may actively trade the equity portion of the portfolio in pursuit of the Fund’s investment goal. Accordingly, it should be expected that the Fund’s annual portfolio turnover rate will be significantly higher than that of many other mutual funds.  In general, the greater the volume of buying and selling by a mutual fund, the greater the impact brokerage commissions and other transaction costs will have on its return. High portfolio turnover rates may also cause substantial net short-term gains and any distributions resulting from such gains will be ordinary income to you for purposes of federal income tax.

The Fund sells “short” the stock of companies believed overvalued. These companies will typically be losing, or in danger of losing, their market position or exhibiting slowing growth, weakening financial condition, declining cash flow or other similar factors. A “short” position will be closed at such time as the market price of the stock sold “short” reflects its value in the opinion of the Portfolio Manager. This may be due to a decline in the market value of the stock or a change in the Portfolio Manager’s opinion as to a company’s value. Selling “short” will be used to hedge the Fund’s long portfolio in periods of market decline and to take advantage of negative information about companies gained from the Portfolio Manager’s research.

The Fund also uses other sophisticated investment approaches such as leveraging, options and futures to attempt to enhance returns or hedge against market decline.  The Fund also may invest in securities issued by exchange-traded investment companies that are designed to provide investment results corresponding to an equity index.

In implementing these strategies, the Portfolio Manager anticipates focusing on the technology, healthcare, consumer and financial sectors.  However, the Fund will not invest more than 25% of its total assets in companies in primarily the same industry.

PRINCIPAL RISKS OF INVESTING

The Choice Long-Short Fund is very specialized, and designed for only the most sophisticated and risk-tolerant investors. In pursuing its goals, the Fund’s risk of losses is significant. The techniques used in managing its non-diversified portfolio are highly sophisticated and intensive, and the fees to be charged for such management are commensurately high; higher in fact than those charged to manage most other mutual funds.

There are two basic risks for all mutual funds that invest in stocks: management risk and market risk. Management Risk means the risk the Portfolio Manager’s stock selections and other investment decisions may produce losses or may not achieve the Fund’s investment objectives. Market Risk means the risk that the price of common stocks may move up or down in response to many factors. As a result of these two risks, the price of the Fund’s investments may go up or down and you could lose money on your investment.

Because the Fund uses short selling, derivatives strategies and other leveraging techniques speculatively to enhance returns, it is subject to greater risks and its performance may be more volatile than that of other funds. The Fund may be appropriate for the sophisticated investor who understands and is willing to assume the risks of the Fund’s aggressive investment strategies. The Fund is not a complete investment program and investors should consider the Fund for that portion of their assets allocated to higher risk, more aggressive investments.

The Fund has a non-diversified portfolio, meaning it can invest in the securities of fewer issuers than diversified portfolio funds at any one time. As a result, the gains or losses on a single stock will have a greater impact on the Fund’s share price. In addition, the Portfolio Manager often may focus the Fund’s investments in a number of companies with similar characteristics. The types of companies in which the Fund’s assets may be invested may underperform other companies with different characteristics or the market as a whole. Because of these factors, the Fund’s share price may fluctuate more than most equity funds and the market in general.  However, the Fund will not invest more than 25% of its total assets in companies in primarily the same industry.

The stocks of small or unseasoned companies in which the Fund invests may be more volatile and less liquid than the stocks of larger and well-established companies.

Stocks of technology companies are subject to greater price volatility than stocks of companies in other sectors. They may be subject to greater business risks, more sensitive to changes in economic conditions, and company earnings in this sector may fluctuate more than those of other companies because of short product cycles and competitive pricing. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

Finally, the Portfolio Manager may engage in a high level of trading in seeking to achieve the Fund's investment objective. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

An investment in the Fund is not like a deposit in a bank. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government entity.

For a more detailed discussion of the principal investment strategies and risks that apply to the Long-Short Fund, please see “Principal Investment Strategies and Related Risks” on Page 13 ..

MARKET NEUTRAL FUND

INVESTMENT GOAL S

The Fund has the primary goal of seeking to produce positive returns while remaining market neutral by investing actively long and short in a portfolio of equity securities. “ Remaining market neutral” means the Fund will generally maintain a balance of long and short positions. The Fund has a secondary goal of preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The investment strategy for the Choice Market Neutral Fund is focused on three disciplines:

     1. The Portfolio Manager’s ability to generate “alpha” using fundamental bottom-up stock selection of growth companies.  “Alpha” means the excess return above the risk adjusted market return.

     2.  The Portfolio Manager’s ability to preserve capital and enhance returns by utilizing an aggressive risk management and trading process.

     3. The Portfolio Manager’s adherence to a strict discipline striving to minimize market, sector, beta, style and capitalization risks. “Beta” refers to a formula used to measure market risk. The higher the “beta,” the higher the risk.

The Portfolio Manager strives to achieve the Fund’s objective through exhaustive fundamental research and active management of the portfolio. The Portfolio Manager attempts to provide positive returns on a consistent basis while limiting the portfolio volatility. The desire is to have the success of the Fund based on the integrity of the investment process rather than market exposure or position size of individual securities.

The Fund targets a balance of approximately 30 securities long and 30 securities short in the portfolio when fully invested. In unusual circumstances or when the Portfolio Manager believes trading opportunities exist, the Fund may not have a balance of security positions or a “market neutral” exposure, although the Fund generally will maintain a net market exposure of between 20% net long and 20% net short. Stock selection is based on a disciplined and consistent process that uses bottom-up fundamental analysis, looking primarily for earnings revisions, valuation and balance sheet issues.  The Fund also may invest in securities issued by exchange-traded investment companies that are designed to provide investment results corresponding to an equity index.

The Portfolio Manager attempts to hedge each position, whether long or short, with a corresponding position in a similar industry or sector of the market. The goal is to capture the uniqueness-“alpha”-of that security while minimizing the sector and market risk. The Fund actively seeks sector neutrality.

Risk Management: The Portfolio Manager monitors the portfolio to assure compliance with our internal risk control process. Risk management takes place at three levels:  individual security position, sector exposure and the portfolio level:

•

Security Position - Neutrality begins at the position level. The portfolio is constructed by selecting the “best ideas” and then finding a corresponding position on the other side (i.e., a long or hedge a short). The potential return and risk of each position is actively monitored and evaluated.

•

Sector - After the individual position exposure is evaluated, an additional check is made at the sector level. The Fund seeks neutrality in each sector. The Fund generally focuses on growth sectors of the market, primarily in technology, consumer, healthcare and financials.

•

Portfolio - The portfolio’s net market exposure is evaluated regularly and likely will fluctuate as much as 20% net long or short, but generally seeks a neutral net exposure. In volatile markets, the gross exposure may be reduced as a protective measure. As a result of hedging to reduce or increase the beta of the long or short part of the portfolio, the net exposure could exceed 20%.

The Fund uses sophisticated investment strategies to seek to achieve returns in both rising and falling markets. The Portfolio Manager performs fundamental analysis of a pool of approximately 300 companies of all sizes, including small companies with little operating history and companies engaged in initial public offerings. The Portfolio Manager uses this analysis to identify companies whose stock he believes is either significantly undervalued or overvalued in the market.

The Fund has a non-diversified portfolio and is traded actively.  In general, the greater the volume of buying and selling by a mutual fund, the greater the impact brokerage commissions and other transaction costs will have on its return. High portfolio turnover rates may also cause substantial net short-term gains and any distributions resulting from such gains will be ordinary income to you for purposes of federal income tax.

The Fund buys “long” the stock of companies believed undervalued. Typically, these companies occupy dominant positions in their markets due to size, products or services and their growth potential is not yet fully reflected in the market price of their stock.

The Fund will hold the stock of a company until the Portfolio Manager believes its value is reflected in its market price. This may be due to an increase in the market price or a change in the Portfolio Manager’s opinion of the company’s value. When the Portfolio Manager believes the market price of a company's stock reflects its value or is overvalued, the stock will be sold.

The Fund sells “short” the stock of companies believed by the Portfolio Manager to be overvalued. These companies will typically be losing-or in danger of losing-their market position or exhibiting slowing growth, weakening financial condition, declining cash flow or other similar factors. A “short” position will be closed at such time as the market price of the stock sold “short” reflects its value in the opinion of the Portfolio Manager. This may be due to a decline in the market value of the stock or a change in the Portfolio Manager’s opinion as to a company’s value. Selling “short” will be used to hedge the Fund’s long portfolio in periods of market decline and to take advantage of negative information about companies gained from the Portfolio Manager’s research.

The Fund also uses other sophisticated investment approaches such as leveraging, options and futures to attempt to enhance returns or hedge against market decline. It is expected that the Fund will be actively traded in order to pursue the investment objective.

PRINCIPAL RISKS OF INVESTING

The Choice Market Neutral Fund is very specialized, and designed for only the most sophisticated and risk-tolerant investors. In pursuing its goals, the Fund’s risk of losses is significant. The techniques used in managing its non-diversified portfolio are highly sophisticated and intensive, and the fees to be charged for such management are commensurately high; higher in fact than those charged to manage most other mutual funds.

There are two basic risks for all mutual funds that invest in stocks: management risk and market risk. Management Risk means the risk that the Portfolio Manager’s stock selections and other investment decisions may produce losses or may not achieve the Fund’s investment objective. Market Risk means the risk that the price of common stocks  may move up or down in response to many factors. As a result of these two risks, the price of the Fund’s investments may go up or down and you could lose money on your investment.

Because the Fund uses short selling, derivatives strategies and other leveraging techniques speculatively to enhance returns, it is subject to greater risks and its performance may be more volatile than that of other funds. The Fund is appropriate for the sophisticated investor who understands and is willing to assume the risks of the Fund’s aggressive investment strategies. The Fund is not a complete investment program and investors should consider the Fund for that portion of their assets allocated to higher risk, more aggressive investments.

The Fund has a non-diversified portfolio, meaning it can invest in the securities of fewer issuers than diversified portfolio funds at any one time. As a result, the gains or losses on a single stock may have a greater impact on the Fund’s share price. In addition, the Portfolio Manager often may focus the Fund’s investments in a number of companies with similar characteristics. The types of companies in which the Fund’s assets may be invested may underperform other companies with different characteristics or the market as a whole.  However, the Fund will not invest more than 25% of its total assets in companies in primarily the same industry.

Because of these factors, the Fund’s share price may fluctuate more than most equity funds and the market in general.

The stocks of small or unseasoned companies in which the Fund invests may be more volatile and less liquid than the stocks of larger and well-established companies.

Stocks of technology companies are subject to greater price volatility than stocks of companies in other sectors. They may be subject to greater business risks, more sensitive to changes in economic conditions, and company earnings in this sector may fluctuate more than those of other companies because of short product cycles and competitive pricing. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

The investment process and hedging techniques used to manage the Fund have the potential to limit its upside gain potential in a “bull market” environment. The Fund may underperform “long only” funds in a sustained “bull market” environment.

Finally, the Portfolio Manager engages in a high level of trading in seeking to achieve the Fund’s investment objective. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.  In general, the greater the volume of buying and selling by a mutual fund, the greater the impact brokerage commissions and other transaction costs will have on its return. High portfolio turnover rates may also cause substantial net short-term gains and any distributions resulting from such gains will be ordinary income to you for purposes of federal income tax.

An investment in the Fund is not like a deposit in a bank. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government entity.

For a more detailed discussion of the principal investment strategies and risks that apply to the Market Neutral Fund, please see “Principal Investment Strategies and Related Risks” on Page 13 ..

FUND PERFORMANCE

The bar charts and tables that follow are intended to indicate the risks of investing in the Funds as well as their relative performance. The first bar chart shows the Focus Fund’s Class A calendar year total returns since its inception on November 1, 1999, together with the best and worst quarters. The second bar chart shows the Balanced Fund’s Class A calendar year total returns since its inception on April 1, 2000, together with the best and worst quarters. The third bar chart shows the Long-Short Fund’s calendar year total returns since its inception on February 1, 2001 together with the best and worst quarters. The bar charts are intended to indicate the risks of investing in the Funds by showing changes in the Funds’ investment returns from year to year. The following tables show the relative performance of the Funds by comparing the Funds’ average annual total returns (Class A shares for the Focus Fund and Balanced Fund) to that of the S&P 500® Index, a widely recognized unmanaged index of stock performance, for the periods indicated.

The bar charts and best/worst quarters do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.

As the Market Neutral Fund commenced operation on March 31, 2003, it does not have annual returns for a full calendar year and, therefore, a bar chart and table reflecting prior performance history is not yet available. Performance information will be provided once the Fund completes a full year of operation. Since Class C shares are new for the Focus Fund and Balanced Fund, past performance information is not available for Class C Shares as of the date of this P rospectus. Performance for the initial share class of each of the Focus Fund and Balanced Fund (renamed Class A Shares as of the date of this Prospectus) has been restated to reflect the sales loads applicable to Class A shares.  Performance for each share class will vary from the performance of the Fund’s other classes due to differences in expenses.

To obtain any Funds performance information, please call 1-800-392-7107 or visit the Fund’s web site at www.choicefunds.net.

FOCUS FUND

(Inception November 1, 1999)

Class A Shares

[Graph showing a 11.60% loss for 2000, 38.19% loss for 2001, 45.87% loss for 2002 and a 40.35% positive return for 2003 as described in table below]

             Class A Shares:

 BEST QUARTER         WORST QUARTER

             Fourth Quarter 2001    Third Quarter 2001

                    36.97%

(43.13)%

AVERAGE ANNUALIZED TOTAL RETURNS, as of 12/31/03	One Year	Since Inception on 11/1/99
Choice Focus Fund – Class A Shares
Return Before Taxes	32.70%	(16.91%)
Return After Taxes on Distributions [1]	32.70%	(16.95%)
Return After Taxes on Distributions and Sale of Portfolio Shares [1]	21.25%	(13.65%)
S&P 500 ® Index	28.67%	(3.35%)

BALANCED FUND

(Inception April 1, 2000)

Class A Shares

 [Graph showing a 5.78% loss for 2001, 34.25% loss for 2002 and a 23.80% positive return for 2003 as described in table below]

                 Class A Shares:

     BEST QUARTER           WORST QUARTER

                 Fourth Quarter 2001      Third Quarter 2002

                            19.04%                         (22.05)%

AVERAGE ANNUALIZED TOTAL RETURNS, as of 12/31/03	One Year	Since Inception on 4/1/00
Choice Balanced Fund – Class A Shares
Return Before Taxes	16.96%	(8.05%)
Return After Taxes on Distributions [1]	16.88%	(8.47%)
Return After Taxes on Distributions and Sale of Portfolio Shares [1]	11.02%	(6.95%)
S&P 500 ® Index	28.67%	(6.25%)

LONG-SHORT FUND

(Inception February 1, 2001)

Class A Shares

[Graph showing a 29.39% loss for Class A shares for 2002 and a 12.50% positive return for Class A shares for 2003 as described in table below]

BEST QUARTER

WORST QUARTER

Fourth Quarter 2002

Third Quarter 2002

17.65%

(25.32)%

AVERAGE ANNUALIZED TOTAL RETURNS, as of 12/31/03	One Year	Since Inception on 2/1/01
Choice Long-Short Fund
Return Before Taxes
Class A	6.25%	(10.54%)
Class C	8.34%	(10.92%)
Return After Taxes on Distributions [1]	6.25%	(10.54%)
Return After Taxes on Distributions and Sale of Portfolio Shares [1]	4.06%	(8.80%)
S&P 500 ® Index	28.67%	(5.30%)

1After-tax returns (which are shown only for Class A) are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.

FUND FEES AND EXPENSES

The fees and expenses you may pay if you buy and hold shares of the Funds are described in this table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
	Focus Fund Class A	Focus Fund Class C	Balanced Fund Class A	Balanced Fund Class C
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.50%	None	5.50%	None
Maximum Contingent Deferred Sales Charge (“CDSC”) (Load) (as a percentage of original purchase price or redemption proceeds, which ever is lower)	None/1.00%*	1.00%**	None/1.00%*	1.00%**
Redemption Fee on shares held less than 90 days (as a % of amount redeemed)	2.00%	2.00%	2.00%	2.00%
Wire Redemption Fee	$10.00	$10.00	$10.00	$10.00
IRA Maintenance Fee	$12.50	$12.50	$12.50	$12.50

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
	Long-Short Fund Class A	Long-Short Fund Class C	Market Neutral Fund Class A	Market Neutral Fund Class C
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.50%	None	5.50%	None
Maximum Contingent Deferred Sales Charge (“CDSC”) (Load) (as a percentage of original purchase price or redemption proceeds, which ever is lower)	None/1.00%*	1.00%**	None/1.00%*	1.00%**
Redemption Fee on shares held less than 90 days (as a % of amount redeemed)	2.00%	2.00%	2.00%	2.00%
Wire Redemption Fee	$10.00	$10.00	$10.00	$10.00
IRA Maintenance Fee	$12.50	$12.50	$12.50	$12.50

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
	FOCUS FUND	FOCUS FUND	BALANCED FUND	BALANCED FUND
	Class A	Class C	CLASS A	CLASS C
Management Fee	1.00%	1.00%	0.75%	0.75%
Distribution and/or Service (12b-1) fee	0.25%	1.00%	0.25%	1.00%
Other Expenses***	2.53%	2.53%	6.23%%	6.23%
Total Annual Fund Operating Expenses	3.78%	4.53%	7.23%%	7.98%
Less: Expense Waiver/Reimbursement****	1.28%	1.28%	5.23%	5.23%
Net Expenses	2.50%	3.25%	2.00%	2.75%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
	LONG-SHORT FUND	LONG-SHORT FUND	MARKET NEUTRAL FUND	MARKET NEUTRAL FUND
	Class A	Class C	CLASS A	CLASS C
Management Fee	2.50%	2.50%	1.65%	1.65%
Distribution and/or Service (12b-1) fee	0.35%	1.00%	0.35%	1.00%
Other Expenses***	1.79%	4.40%	2.70%	3.17%
Total Annual Fund Operating Expenses	4.64%	7.90%	4.70%	5.82%
Less: Expense Waiver/Reimbursement****	0.00%	0.00%	1.30%	1.32%
Net Expenses	4.64%	7.90%	3.40%	4.50%

*  As an incentive for large investments, investors who invest more than $1 million pay no front-end load. If the investor redeems any part of the investment during the next year, a 1% CDSC is charged. Investors who invest $1 million or more and do not redeem within one year pay neither a front-end load nor a CDSC on redemption.

** For Class C shares, the CDSC is 0% after the first (1st) year.

*** “Other Expenses” are based on estimated other operating expenses (without taking into account any expense limitation arrangement between the Adviser and the Fund) for the first fiscal year ending October 31, 2004.

**** Pursuant to an expense limitation agreement between the Adviser and the Funds, the Adviser has agreed to limit the total operating expenses of the Funds to an annual rate of 2.50% for Class A and 3.25% for Class C for the Choice Focus Fund, 2.00% for Class A and 2.75% for Class C for the Choice Balanced Fund and 3.40% for Class A and 4.50% for Class C for the Market Neutral Fund of average net assets of each respective class through October 31, 2004, subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. After such date, the expense limitation may be terminated at any time.

EXAMPLE:  The following example helps you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes that:

*    You invest $10,000 for the time periods indicated, and then redeem all of your shares      at the end of those periods;

*    Your investment has a 5.00% return each year; and

*  Each Fund's operating expenses remain the same for each period and assumes all dividends and distributions are reinvested.

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your cost at the end of each period would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Focus Fund – Class A +	$789	$1,530	$2,290	$4,271
Focus Fund – Class A ++	$789	$1,530	$2,290	$4,271
Focus Fund – Class C +	$428	$1,254	$2,189	$4,565
Focus Fund – Class C ++	$328	$1,254	$2,189	$4,565
Balanced Fund – Class A +	$742	$2,118	$3,434	$6,474
Balanced Fund – Class A ++	$742	$2,118	$3,434	$6,474
Balanced Fund – Class C +	$378	$1,862	$3,352	$6,707
Balanced Fund – Class C ++	$278	$1,862	$3,352	$6,707
Long-Short Fund – Class A +	$989	$1,873	$2,762	$5,015
Long-Short Fund – Class A++	$989	$1,873	$2,762	$5,015
Long-Short Fund- Class C +	$879	$2,269	$3,673	$6,844
Long-Short Fund - Class C ++	$779	$2,269	$3,673	$6,844
Market Neutral Fund – Class A+	$874	$1,779	$2,690	$4,990
Market Neutral Fund – Class A++	$874	$1,779	$2,690	$4,990
Market Neutral Fund – Class C+	$551	$1,611	$2,753	$5,525
Market Neutral Fund – Class C++	$451	$1,611	$2,753	$5,525

+   Assumes redemption at the end of period.

++ Assumes no redemption at the end of period.

     PRINCIPAL INVESTMENT STRATEGIES AND

RELATED RISKS

This section of the Prospectus is a more complete description of the Funds’ investment objectives, principal investment strategies and related risks. Of course, there can be no assurance the Funds will achieve their investment objectives.

PLEASE NOTE:

•

Additional descriptions of the Funds’ strategies and investments, as well as other strategies and investments not described below, may be found in each Fund’s Statement of Additional Information (“SAI”).

•

The investment objective of each of the Long-Short Fund and Market Neutral Fund is “fundamental” and cannot be changed without a shareholder vote. The investment objective of each of the Focus Fund and Balanced Fund may be changed by the Fund’s Board of Trustees without shareholder approval, but shareholders will receive sixty days advance written notice of any such change. Except as noted, the Funds’ investment policies are not fundamental and thus can be changed by the Board of Trustees without a shareholder vote.

INVESTMENT PRACTICES AND RISKS

The principal strategies and risks of investing in the Funds are summarized above. The following discussion provides more detail about the Portfolio Manager’s strategies, as well as some of those risks. This section also describes additional investment practices that, while not principal, the Funds may follow, and the risks associated with those particular practices.

Futures, Options and Forward Contracts.  The Funds may use such instruments to hedge its securities positions or to speculate on market movements. The successful use of these investment strategies draws upon special skills and experience and usually depends on the ability to forecast price movements correctly. These strategies will involve the use of futures, options on futures, and forward contracts, all focused on the financial instruments.

Should prices move unexpectedly, the Funds may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. No assurances can be given that these instruments will be used, even if available, and if used, that they will achieve the desired result.

The Funds may purchase options on futures contracts written or purchased that are traded on U.S. exchanges. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates that otherwise might either affect the value of the Fund’s portfolio securities or the prices of securities the Funds intend to purchase at a later date adversely.

The Funds may also purchase and sell single security futures (“SSFs”), very new financial instruments traded on a totally electronic futures exchange called the Nasdaq Life Markets (“NQLX”), operated jointly by the Nasdaq Stock Market and the London International Financial Futures and Options Exchange. SSF contracts are standardized agreements to buy or sell 100 shares of a particular stock on a specified date in the future at a price set today, like most other futures contracts. The Funds likely will utilize SSFs to short a position in a stock when such a position is not allowed under securities market rules (i.e., no up-tick), and may also purchase long and short SSFs to hedge positions in particular stocks.

A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the commodity called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the incurring of an obligation to acquire the commodity called for by the contract at a specified price on a specified date.

None of the Funds will buy or sell any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund would exceed 100% of its net assets.

Common Stocks. Because each Fund invests in common stocks, it is subject to the risks associated with common stock investing. These include the management risk of selecting individual stocks that do not perform as the Portfolio Manager anticipated, the risk that the stock markets in which the Funds invest may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its products or services. Negative performance may affect the earnings growth potential anticipated by the Portfolio Manager when the individual stock was selected for a Fund’s portfolio.

Exchange-Traded-Funds Risk. Exchange-traded funds in which the Funds invest involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the exchange-traded fund.  Moreover, an exchange-traded fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the exchange-traded fund and the index with respect to the weighting of securities or the number of stocks held. Investing in exchange-traded funds, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Small and Unseasoned Companies. To the extent a Fund invests in stocks of small or unseasoned companies, your investment is subject to the following additional risks:

•

Unseasoned companies. These are companies that have been in operation for less than three years. The securities of these companies may have limited liquidity and the prices of such securities may be volatile.

•

Small capitalization. An investment in companies with smaller capitalizations involves greater risks than investing in larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, because the stocks are traded in lower volume and their issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer markets for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small cap stocks tend to be less liquid, particularly during periods of market disruption. There is normally less publicly available information concerning the issuers of these securities. Small companies in which a Fund invests may have limited product lines, markets or financial resources, or may be dependent on a small management group.

Convertible Securities. (Focus Fund and Balanced Fund Only) Securities rated below investment grade are particularly subject to credit risk. These securities are considered speculative and are commonly referred to as “junk bonds.” Although the Funds will not invest in defaulted securities, they may invest in convertible securities of all other grades, including securities rated as low as C. To the extent a Fund purchases or holds convertible or other securities that are below investment grade (securities rated BB/Ba or lower), there is a greater risk that payments of principal, interest and dividends will not be made. In addition, the value of lower quality securities is subject to greater volatility and is generally more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher quality securities. Issuers of non-investment grade securities may not be as financially strong as those issuing bonds with higher credit ratings. To the extent that the Portfolio Manager invests assets of the Funds in convertible securities that are not investment grade, your investment is subject to additional risk.

Non-Diversification. The Focus Fund, Long-Short Fund and Market Neutral Fund are  non-diversified portfolios, which means that, at any given time, each Fund may hold fewer securities than funds that are diversified. In addition, the equity portion of the Balanced Fund's portfolio may hold fewer stocks than other balanced funds. Compared to other mutual funds, the Funds may invest a greater percentage of their assets in the stock of a particular issuer. This increases the risk that the value of the Funds could go down because of the poor performance of a single investment. Also, the volatility of the investment performance may increase and the Funds could incur greater losses than other mutual funds that invest in a greater number of companies. The Funds intend to conduct their business in such a manner as to be qualified as and remain a “regulated investment company” as that term is defined in, and meet the diversification requirements of, the Internal Revenue Code (the “IRC”).

Focus Risk. At any one time, the Portfolio Manager may focus the Funds' investments in a number of companies with similar characteristics. If companies with these types of characteristics underperform companies with different characteristics or the market as a whole, the potential negative impact to the Funds could be magnified. As the Portfolio Manager allocates more of the Funds’ portfolio holdings to companies with similar characteristics, the Funds’ performance will be more susceptible to any economic, business or other developments that generally affect those types of companies.  However, the Fund s will not invest more than 25% of their total assets in companies in primarily the same industry.

Special Situations. The Funds may also invest in securities of companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services or other special situations that may affect the value of their securities significantly. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or that enjoy particular tax advantages. Other examples include companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or believed to be probable takeover candidates. Although it may fall within the scope of “special situations,” the Funds will not invest in a company nearing or in bankruptcy or default.  The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a “special situation” company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

Initial Public Offerings. Companies involved in IPOs often are smaller and have a limited operating history, which involves greater risk the value of their securities will be impaired following the IPO. The Portfolio Manager may decide to sell an IPO security more quickly, which may result in significant gains or losses to the Funds. Investments in IPOs that are well received by the markets can have dramatic, significant and disproportionate initial impact on the Funds’ performance figures. That initial surge in value is often followed by lower, more moderated values in later months. Investors should consider the impact of IPO investments on Fund performance as momentary, and likely to moderate in the context of longer term performance over a more substantial time period.

THE FOLLOWING ADDITIONAL PRINCIPAL RISKS APPLY TO AN INVESTMENT IN THE BALANCED FUND:

Fixed-Income Securities. To the extent that the Portfolio Manager invests assets of the Balanced Fund in fixed-income securities, your investment is subject to the following risks:

Credit Risk. An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Interest Rate Risk. When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment. “Duration” measures how a change in interest rates could affect a bond's price by considering its yield, scheduled interest payments and years to maturity. Generally, the longer a bond's duration, the greater the exposure to interest rate risk.

Prepayment Risk. Prepayment risk is the risk that, as interest rates fall, borrowers are more likely to refinance their mortgages or other debts. As a result, the principal on mortgage-backed, asset-backed or certain other fixed - income securities may be paid     earlier than expected. If portfolio securities are prepaid, the Portfolio Manager may have to reinvest prepaid amounts at a relatively lower interest rate, which could affect the return on your investment.

Mortgage- and Asset-Backed Securities. The Balanced Fund may purchase residential and commercial mortgage-backed as well as other asset-backed securities. The Fund will only invest in mortgage-backed securities that are issued or guaranteed by the U.S.     Government or its agencies or instrumentalities, or in privately issued mortgaged-backed or asset-backed securities that are rated in the top two categories (i.e., AAA/AA) by a nationally recognized rating agency. In addition to credit and market risk, mortgage- and asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time.

The value of these securities may also be changed because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security will generally decline. However, when interest rates decline, the value of a mortgage-backed security with prepayment features may not increase as much as that of other fixed-income securities. These securities are also subject to the risk that, as interest rates rise, borrowers are less likely to refinance their mortgages and other debts. As a result, the principal on mortgage- or asset-backed securities may be paid later than expected, which could cause the value of the securities to go down. In times of financial stress, the secondary market for asset-backed securities may not be as liquid as the market for other types of securities.

THE FOLLOWING ADDITIONAL PRINCIPAL RISKS APPLY TO AN INVESTMENT IN EITHER THE LONG-SHORT FUND OR THE MARKET NEUTRAL FUND:

The Fund invests primarily in a non-diversified portfolio of common stocks of companies of all sizes that have been analyzed intensely by the Portfolio Manager.

In selecting stocks to buy “long,” the Portfolio Manager looks for reasonably priced securities of companies that occupy a dominant position in a market due to size, products or services and whose growth potential is not yet reflected fully in the company’s stock price. In addition, the Portfolio Manager looks for companies with conservatively financed balance sheets, strong, capable management teams and clearly defined growth strategies. Target companies typically will have a catalyst for positive earnings developments such as evolving product cycles, special situations or changing economic conditions. From time to time, the Fund may take substantial positions in convertible securities, preferred stocks, initial public offerings and securities of smaller issuers, including issuers with limited operating histories.

The Funds’ Portfolio Manager generally will sell a security when it no longer meets the Portfolio Manager’s investment criteria or when it has met the manager’s expectations for appreciation. The Portfolio Manager often may sell portfolio stocks quickly to respond to short-term market price movements, and expects to trade the portfolio actively in pursuit of the Fund’s investment goal. Due to this and the Funds’ potentially relatively small number of holdings, the Fund’s annual portfolio turnover rate may be significantly higher than that of many other mutual funds.

In selecting short-sell candidates, the Portfolio Manager looks primarily for growth companies where the growth is slowing, valuations are high and there is a technical or fundamental catalyst that indicates a decline in the market.

In addition, balance sheet analysis is utilized to identify weakening financial conditions or a declining cash flow. The Funds will not make a short sale if, immediately after the transaction, the market value of all securities sold either short or short against the box would exceed 100% of the value of the Fund’s net assets.

Short Sales. The Funds will utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance. A Short Sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Funds may be required to pay a fee to borrow the security and to pay over to the lender any payments received on the security.

The Funds may take short, futures and option positions equal to as much as 100% of Fund net assets provided that equivalent net assets are segregated or earmarked by the Funds’ custodian, UMB Bank, n.a. (the “Custodian”).

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund’s gain is limited by the price at which it sold the security short, its potential loss is unlimited. The more the Fund pays to purchase the security, the more it will lose on the transaction, and the more the price of Fund shares will be affected. The Fund will also incur costs to engage in this practice.

In order to defer realization of gain or loss for U.S. federal income tax purposes, the Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Funds own or have the immediate and unconditional right to acquire at no additional cost the identical security. Neither Fund will make a short sale if, immediately after the transaction, the market value of all securities sold either short or short against the box would exceed 100% of the value of the Fund’s net assets.

Selling short magnifies the potential for both gain and loss to the Fund and its investors. The larger the Fund’s short position, the greater the potential for gain and loss. A strategy involving going short in a particular security is separate and distinct from a strategy of buying and selling the underlying security itself.

The Funds may take short positions equal to up to 100% of net assets provided the Fund causes the Custodian to segregate in a separate account or segregate or “earmark” in the custodial account the equivalent amount of liquid net assets. As the amount of the Fund’s short position exposure increases, the greater the amount of the Fund’s securities against a shorted position or liquid net assets that must and will be segregated by the Custodian. As a result, the greater a Fund’s short position, the lower will be the amount of unencumbered net assets. The lower the amount of unencumbered net assets, the lesser will be the Fund’s flexibility in managing the Fund portfolio. The Board of Trustees of the Funds will monitor each Fund’s short sales to assure compliance with these limitations, such that , when and as required, Fund liquid net assets are being segregated and earmarked, the Fund is in a position to meet its current obligations and to honor requests for redemption, and overall, the Fund's portfolio is managed in a manner consistent with its stated investment objectives.

Stock Index Futures. The Funds may purchase and sell stock index futures. If utilized by the Funds, the intent would be primarily to hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge. The price of a stock index futures contract may move more than or less than the price of the securities being hedged. If the price of a stock index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Funds will be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be offset partially by the loss on the index futures contract. If the price of the index futures contract moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract that will not be offset completely by movements in the price of the securities that are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index futures contract, the Funds may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by the Portfolio Manager. Conversely, the Funds may buy or sell fewer stock index futures contracts if the volatility of the prices of the securities being hedged over a particular time period is less than the volatility of the stock index over such time period, or it is otherwise deemed to be appropriate by the Portfolio Manager. It is also possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurs, that Fund will lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, over time, the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before a Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible the market may decline instead. If a Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility there may be an imperfect correlation, or no correlation at all, between movements in the price of stock index futures contracts and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Portfolio Manager still may not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may offset losses on the futures contract partially or completely. No assurances can be given that these instruments will be used, even if available, and if used, there is no guarantee the price of the securities will correlate in fact with the price movements in the futures contract and thus provide an offset on a futures contract.

Options on Securities Indices.  An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index is settled in cash. Upon exercise of the option, in the case of a call, the holder has the right to receive an amount of cash if the closing level of the chosen index is greater than the exercise (“strike”) price or, in the case of a put, less than the strike price of the option.

Borrowing (“Leveraging”). When the Portfolio Manager believes market conditions are appropriate, the Funds may borrow in order to take full advantage of available investment opportunities. This is the speculative activity known as “leveraging.” The Funds may “leverage” up to 33% of the value of each Fund’s total assets. The Funds may borrow money from a bank in a privately arranged transaction to increase the money available to the Funds to invest in securities when the Funds believe the return from the securities financed will be greater than the interest expense paid on the borrowing. Borrowings may involve additional risk to the Funds because the interest expense may be greater than the income from or appreciation of the securities purchased with the borrowings and the value of the securities carried may decline below the amount borrowed.

Any investment gains made with the proceeds obtained from borrowings in excess of interest paid on the borrowings will cause the net income per share and the net asset value per share of each Fund’s shares to be greater than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, then the net income per share and net asset value per share of the Fund’s shares will be less than would otherwise be the case.

Utilization of leverage, which is usually considered speculative, involves certain risks to Fund shareholders. These include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund’s shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time, as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations in which the Fund may be invested. To the extent the interest expense on borrowings approaches the net return on the Fund's investment portfolio, the benefit of leverage to the Fund’s shareholders will be reduced, and if the interest expense on borrowing were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of the Fund’s shares.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of securities on or before a fixed date at a predetermined price. A call option written by a Fund is “covered” if the Fund owns the underlying securities, has an absolute and immediate right to acquire those securities upon conversion or exchange of other securities it holds, or holds a call option on the underlying securities with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is “covered” if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying securities and is designed to provide a hedge against a decline in value of other securities the Fund owns or has the right to acquire. A Fund may write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, the Funds will be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid. Otherwise, the Fund will experience a loss equal to the premium paid for the option.

If an option written by a Fund is exercised, that Fund will be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying securities at the exercise price. The risk involved in writing an option is that if the option is exercised, the underlying securities then must be purchased or sold by that Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) reduces these risks. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options can result in increases in that Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. The Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Portfolio Manager. Each Fund has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for that Fund to effect a closing transaction at an advantageous time.

The Funds may purchase or sell Options on quarterly operating earnings per share “earnings” of certain companies. This type of option provides the Funds the opportunity to take a view on the forthcoming quarterly earnings of a company that is publicly traded in the United States

OTHER INVESTMENT PRACTICES AND RISKS

Foreign Securities. Each Fund may invest without limit in foreign securities that are publicly traded in the United States, either directly or through sponsored and unsponsored American Depositary Receipts (“ADRs”) in an effort to achieve its investment objective; however, none of the Funds intend to allocate a significant portion of its assets to this non-principal strategy. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the issuer of the underlying securities. As a result, information available concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.  To the extent a Fund invests in foreign securities, your investment involves special additional risks and considerations not typically associated with investing in securities of U.S. companies. These include fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations, lack of public information about foreign issuers, lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers, unstable international and political and economic conditions and greater difficulties in commencing lawsuits against foreign issuers. Investments in emerging markets involve even greater risks such as immature economic structures and unfamiliar legal systems.

Temporary Defensive or Interim Positions. Each Fund may, for temporary defensive purposes, invest without limitation in cash or various short-term instruments, including those of the U.S. Government and its agencies and instrumentalities. This may occur, for example, when the Portfolio Manager is attempting to respond to adverse market, economic, political or other conditions. Though not defensive positions, there are other circumstances wherein the Funds can also hold these types of securities, for example, pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemption requests. If these temporary strategies are used defensively for adverse market, economic or political conditions, it is impossible to predict when or for how long the Portfolio Manager may employ these strategies for a Fund. To the extent a Fund holds cash or invests defensively or for these interim contingencies in short-term instruments, it may not achieve its investment objective.

Portfolio Turnover Rate. The Portfolio Manager anticipates he will manage the Funds’ portfolios actively in pursuing the Funds' investment strategies. Portfolio securities will be sold without regard to the length of time they have been held when the Portfolio Manager believes it is appropriate to do so in light of the Funds' investment goals. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. In general, the greater the volume of buying and selling by a mutual fund, the greater the impact brokerage commissions and other transaction costs will have on its return. The Funds’ portfolio turnover will almost certainly exceed 100% significantly; it may vary from year to year, as well as within a particular year, and may be affected by cash requirements for redemption of shares. Such high portfolio turnover rates may also cause substantial net short-term gains and any distributions resulting from such gains will be ordinary income to you for purposes of federal income tax.

Future Developments. Following written notice to their shareholders and amendment to this Prospectus, the Funds may take advantage of other investment practices not currently contemplated for use by the Funds or not available now but may yet be developed, to the extent such investment practices are consistent with the Funds’ investment objective and legally permissible for the Funds. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

MANAGEMENT

INVESTMENT ADVISER

The Funds have entered into an investment advisory agreement with Choice Investment Management, LLC (the “Adviser”). The Adviser was organized in 1999 as a Colorado limited liability company to become an investment adviser to the Funds, and is located at 5299 DTC Boulevard, Suite 1150, Greenwood Village, Colorado 80111. Although the Adviser, as a recently formed entity, has had only limited (less than five years) experience advising registered investment companies, Patrick S. Adams (“Portfolio Manager”), the Founder, President and a Trustee of the Adviser, has had 18 years of experience as a Portfolio Manager. In addition to providing investment and portfolio management services to the mutual funds noted, Mr. Adams provides such services to private accounts.

Under the investment advisory agreement, the Adviser manages the Funds’ investments and business affairs, subject to the supervision of the Funds' Board of Trustees. The Focus Fund has agreed to pay the Adviser an annual management fee of 1.00% of the Fund’s average daily net assets, the Balanced Fund has agreed to pay the Adviser an annual management fee of 0.75% of the Fund’s average daily net assets, the Long-Short Fund has agreed to pay the Adviser an annual management fee of 2.50% of the Fund’s average daily net assets, and the Market Neutral Fund has agreed to pay the Adviser an annual management fee of 1.65% of the Fund’s average daily net assets. The advisory fee accrues daily and is paid monthly.

PORTFOLIO MANAGER

Patrick S. Adams, the President and a trustee of the Adviser, is the Portfolio Manager for the Funds. As Portfolio Manager, he is responsible for the day-to-day management of the Funds and the selection of the Funds' investments. Prior to organizing the Adviser and managing the Funds, Mr. Adams served as Senior Vice President to Berger Associates, Executive Vice President and Portfolio Manager of the Berger 100 Fund, President and Portfolio Manager of the Berger IPT-100 Fund, President and co-Portfolio Manager of the Berger IPT-Growth and Income Fund and Executive Vice President and co-Portfolio Manager of the Berger Growth and Income Fund since February 1997.

Mr. Adams also served as the President and co-Portfolio Manager of the Berger Balanced Fund since its inception in August 1997, and as President and Portfolio Manager of the Berger Select Fund from its inception on December 31, 1997 until April 1999.

Prior to his affiliation with the Berger Funds, Mr. Adams acted as Senior Vice President from June 1996 to January 1997 with Zurich Kemper Investments; Portfolio Manager from March 1993 to May 1996 with Founders Asset Management, Inc.; research analyst and Portfolio Manager from January 1990 to January 1992 and Senior Portfolio Manager/Senior Analyst from January 1992 to February 1993 with First of America Investment Corp.; and Portfolio Manager from August 1985 to December 1989 with Capital Management Group - Star Bank.

LEGAL PROCEEDINGS

Neither the Funds nor their Adviser, their affiliates or control persons are parties to any legal proceedings that the Adviser believes to be material, and no other such proceedings are known to be contemplated for which the Funds or Adviser anticipate a material risk of loss.

BUYING, SELLING AND EXCHANGING SHARES

DETERMINING YOUR SHARE PRICE

The price at which you purchase and sell a Fund’s shares is called the Fund’s net asset value (“NAV”) per share. Each Fund calculates NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding. Each Fund calculates its NAV once daily as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) on days when the Funds are open for business. These are generally the same days that the NYSE is open for trading. The Funds do not calculate NAV on days the NYSE is closed (including national holidays and Good Friday). The price of the shares you purchase or redeem will be the next NAV calculated after your order is received by the Funds' transfer agent, or other financial intermediary with the authority to take orders on the Funds' behalf.

The value of a Fund’s assets is based on the current market value of its investments. For securities with readily available market quotations, the Funds use those quotations to price a security. If a security does not have a readily available market quotation, the Funds value the security based on fair value, as determined in good faith in accordance with the guidelines established by the Funds’ Board of Trustees. The Funds’ Board of Trustees has established fair value pricing procedures. The Funds may use pricing services to assist in the determination of market value.

Foreign securities may trade during hours and on days that the NYSE is closed and the Funds' NAVs are not calculated. Although a Fund's NAV may be affected, you will not be able to purchase or redeem shares on these days.

BEFORE YOU INVEST

PROSPECTUS

This Prospectus contains important information about the Funds. Please read it carefully before you decide to invest.

ACCOUNT REGISTRATION

Once you have decided to invest in the Funds, you need to select the appropriate form of account registration. There are many different types of mutual fund ownership. How you register your account with the Funds can affect your legal interests, as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine what form of account registration best meets your needs.

*    INDIVIDUAL OWNERSHIP. If you have reached the legal age of majority in your state of residence, you may open an individual account.

*    JOINT OWNERSHIP. Two or more individuals may open an account together as joint tenants with right of survivorship, tenants in common or as community property.

*    CUSTODIAL ACCOUNT. You may open an account for a minor under the Uniform Gift to Minors Act/Uniform Transfers to Minors Act for your state of residence.

*    BUSINESS/TRUST OWNERSHIP. Corporations, trusts, charitable organizations and other businesses may open accounts.

*    IRAs AND OTHER TAX-DEFERRED ACCOUNTS. The Funds offer a variety of retirement accounts for individuals and institutions. Please refer to “Retirement Account Options,” below, for more information about these types of accounts.

PURCHASING SHARES

You can buy shares directly from the Funds or through a broker-dealer or other institution that the Funds have authorized to sell shares. To open an account or buy additional shares from the Funds, just follow these steps:

TO OPEN AN ACCOUNT	TO ADD TO AN EXISTING ACCOUNT
BY MAIL:	BY MAIL:
* Complete and sign the account application or an IRA application. If you don't complete the application properly, your purchase may be delayed or rejected.	* Complete the investment slip that is included in your account statement, and write your account number on your check.

* Make your check payable to "The Choice Funds." The Funds do not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk.

* If you no longer have your investment slip, please reference your name, account number and address on your check.
* For IRAs, please specify the year for which the contribution is made.	* Make your check payable to "The Choice Funds."

Mail your application and check to:	Mail the slip and the check to:
Gemini Fund Services, LLC FBO: “Name of Fund/Class” 4020 South 147th Street, Suite 2 Omaha, NE 68137	Gemini Fund Services, LLC FBO: “Name of Fund/Class” 4020 South 147th Street, Suite 2 Omaha, NE 68137
By overnight courier, send to:
Gemini Fund Services, LLC FBO: “Name of Fund/Class” 4020 South 147th Street, Suite 2 Omaha, NE 68137

BY TELEPHONE:	BY TELEPHONE:
* You may not make your initial purchase by telephone.

* You automatically have the privilege to purchase additional shares by telephone if you have established bank information on your account unless you have declined this service on your account application. You may call 1-800-392-7107 to purchase shares for an existing account.

* Investments made by electronic funds transfer must be in amounts of at least $100 and not greater than $50,000.
BY WIRE:	BY WIRE:
* To purchase shares by wire, the transfer agent must have received a completed application and issued an account number to you. Call 1-800-392-7107 for instructions prior to wiring the funds.	* Send your investment to First National Bank of Omaha, by following the instructions listed in the column to the left.
* Send your investment to First National Bank of Omaha, with these instructions:
First National Bank of Omaha ABA# 104000016 Credit: “Name of Fund/Class” DDA # 110141105 FBO: (Name of Fund/Class) (Name/Title on the Account) (Account #)
Please call 1-800-392-7107 to verify the correct account number before sending the wire.

If your purchase request is received by the Funds’ transfer agent, broker-dealer or other authorized agent before close of trading on the NYSE (typically 4:00 p.m. Eastern time) on a day when the Funds are open for business, your request will be executed at that day's NAV, provided that your application is in good order. Good Order means that we have received your completed, signed application, your payment, and your Social Security or tax identification number information. If your request is received after close of trading, it will be priced at the next business day's NAV. Shares purchased by wire will receive the NAV next determined after the transfer agent receives your completed application, the wired funds and all required information is provided in the wire instructions.

ACCOUNT MINIMUMS

You also need to decide how much money to invest. The following chart shows you the minimum amounts that you will need to open or add to certain types of accounts. The Funds may waive the minimum investment amounts at any time for employees of the Funds, the Adviser and the Portfolio Manager, such employees’ immediate family members and other individuals with substantive business or personal relationships to the Funds or the Adviser (also see “Reductions in Initial Sales Charges” below).

The table below shows the account minimums for the Focus Fund and Balanced Fund.

Type of Account	Initial Minimum Purchase	Additional Minimum Purchase
Regular (individual, joint business or trust)	$2,500	$100
IRA (including spousal, Roth and SEP)	$2,500	$100
Gifts to Minors	$2,500	$100
Automatic Investment Plan	$2,500	$100
403(b) Plan	$2,500	$100

The table below shows the account minimums for the Long-Short Fund.

Type of Account	Initial Minimum Purchase	Additional Minimum Purchase
Regular (individual, joint business or trust)	$10,000	$1,000
IRA (including spousal, Roth and SEP)	$10,000	$1,000
Gifts to Minors	$10,000	$1,000
Automatic Investment Plan	$10,000	$100
403(b) Plan	$10,000	$1,000

The table below shows the account minimums for the Market Neutral Fund.

Type of Account	Initial Minimum Purchase	Additional Minimum Purchase
Regular (individual, joint business or trust)	$5,000	$1,000
IRA (including spousal, Roth and SEP)	$5,000	$1,000
Gifts to Minors	$5,000	$1,000
Automatic Investment Plan	$5,000	$100
403(b) Plan	$5,000	$1,000

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be), and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number at the time you open an account. Additional information may be required in certain circumstances. Applications without such information may be rejected. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

ADDITIONAL PURCHASE INFORMATION

The Funds do not issue certificates for shares.

If your check or ACH purchase does not clear for any reason, your purchase will be cancelled. You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the Funds or the transfer agent. The Funds may redeem shares you own in this or another identically registered Choice Funds account as reimbursement for any such losses.

You must provide the Funds with a Social Security Number or Taxpayer Identification Number before your account can be established. If you do not certify the accuracy of your Social Security or Taxpayer Identification Number on your account application, the Funds will be required to withhold Federal income tax at the rate set forth in applicable IRS Rules and Regulations from all of your dividends, capital gain distributions and redemptions.

The Funds are only offered and sold to residents of the United States. Your application may be rejected if it does not contain a U.S. address. This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the securities laws of that jurisdiction.

The Funds may reject your investment if you are investing for another person as attorney-in-fact. The Funds may also reject any investment that lists “Power of Attorney” or “POA” in the registration section.

Once you place your order, you may not cancel or revoke it. The Funds may reject a purchase order for any reason.

TRANSACTIONS THROUGH FINANCIAL SERVICES AGENTS

In addition to purchasing shares from the Funds, you may invest through a financial service agent. Financial advisers, broker-dealers and other financial service agents may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares, than those described in the Prospectus. In addition, these intermediaries may place limits on your ability to use services the Funds offer.

SELLING SHARES

You may sell your shares on any day the Funds are open for business by following the instructions below. The price to sell one share of Class A or Class C is the class's NAV, minus the redemption fee (short-term trading fee), if applicable, and any applicable CDSC.

You may elect to have redemption proceeds sent to you by check, wire or electronic funds transfer. The Funds normally pay redemption proceeds within two business days, but may take up to seven days. The Funds reserve the right to suspend the redemption of Fund shares under those circumstances permitted by law, i.e., when the securities markets are closed, when the SEC has determined that trading is restricted or that an emergency exists such that disposal of securities owned by the Funds is not reasonably practical, or a Fund cannot fairly determine the value of its net assets, so that the SEC permits the suspension of the right of redemption or postpones the date of payment of a redemption. You can redeem shares purchased by check at any time. However, while a Fund will process your redemption on the day it receives your request, it will not pay your redemption proceeds until your check has cleared, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares by a federal funds wire. Please note that this provision is intended to protect the Funds and their shareholders from loss.

BY MAIL

*   Send a letter of instruction that includes your account number, the Fund name, the dollar value or number of shares you want to sell, and how and where to send the proceeds.

*    Sign the request exactly as the shares are registered. All registered owners must sign.

*

Include a signature guarantee, if necessary (see "Signature Guarantees," below).

Mail your request to:
REGULAR MAIL Gemini Fund Services, LLC FBO: “Name of Fund/Class” 4020 South 147th Street, Suite 2 Omaha, NE 68137	OVERNIGHT COURIER Gemini Fund Services, LLC FBO: “Name of Fund/Class” 4020 South 147th Street, Suite 2 Omaha, NE 68137

BY TELEPHONE

You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.

Call 1-800-392-7107, between 8:30 a.m. and 6:00 p.m. Eastern time. You may redeem as little as $1,000 and as much as $50,000 by telephone.

Redemption requests received in good order before close of trading on the NYSE (typically, 4:00 p.m. Eastern time) on any day that the Funds are open for business will be processed at that day's NAV. Good order means that the request includes the Fund’s name and your account number, the amount of the transaction (in dollars or shares), the signatures of all owners exactly as registered on the account, and any required signature guarantees. Redemption requests sent by facsimile will not be honored.

Please note that the funds may require additional documents for redemptions by corporations, executors, administrators, trustees and guardians. If you have any questions about how to redeem shares, or to determine if a signature guarantee or other documentation is required, please call 1-800-392-7107.

ADDITIONAL REDEMPTION PROVISIONS

Once we receive your order to sell shares, you may not revoke or cancel it. We cannot accept an order to sell that specifies a particular date, price or any other special conditions.

If you are redeeming from an IRA, please tell us the proper tax withholding on your redemption request. If you did not make a tax election on your IRA application, we will automatically withhold 10% of your redemption proceeds.

The Funds will deduct a 2.00% short-term trading fee from the redemption amount if you sell your shares or your shares are redeemed for failure to maintain the account minimum after holding them less than 90 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. Any automatic purchase or systematic withdrawal plan that you have initiated for the account will be canceled.

If the amount you redeem is large enough to affect a Fund’s operations, the Fund may pay your redemption “in kind.” This means that the Fund may pay you in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities you receive as well as additional tax liability for any capital gains.

The Funds reserve the right to suspend the redemption of fund shares when the SEC orders that the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by the Funds is not reasonably practicable, or that the Funds cannot fairly determine the value of its net assets, and the SEC permits the suspension of the right of redemption or postpones the date of payment of a redemption.

REDEEMING SHARES THROUGH THIRD PARTIES

A broker-dealer, financial institution or other service provider may charge a fee to redeem your Fund shares. If the service provider is the shareholder of record, the Funds may accept redemption requests only from that provider.

TELEPHONE TRANSACTIONS

Should the SEC provide that an emergency exists, the Funds reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods. In times of emergency, you may have difficulty reaching the Funds or selling shares by telephone. If you are unable to reach the Funds by telephone, please send your redemption request via overnight courier.  In the absence of such an emergency situation, the Funds could not terminate this service without first filing with the SEC and providing shareholders 60 days notice.

The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds use procedures reasonably designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations. The Funds may implement other procedures from time to time. If these procedures are followed, the Funds and their service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

SIGNATURE GUARANTEES

The Funds will require the signature guarantee of each account owner to redeem shares in the following situations:

*    to change ownership on your account;

*    to send redemption proceeds to a different address than is currently on the account;

*    to have the proceeds paid to someone other than the account's owner;

*    to transmit redemption proceeds by federal wire transfer or ACH to a bank other than your bank of record;

*    if a change of address request has been received by the transfer agent within the last 30 days; or

*    if your redemption is for $50,000 or more.

Please note that a signature guarantee may not be sent by facsimile.

The Funds require signature guarantees to protect both you and the Funds from possible fraudulent requests to redeem shares. You must obtain a signature guarantee from a participant in the Securities Transfer Association Medallion Program. You can obtain a signature guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions that participate in the Medallion Program. You should call the company or institution before seeking a signature guarantee to make sure it is a Medallion Program participant. A notary public is not an acceptable signature guarantor.

SMALL ACCOUNTS

All Choice Funds account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Funds reserve the right to close an account when a redemption or exchange leaves your account balance below $1,000 for the Focus Fund and Balanced Fund, $10,000 for the Long-Short Fund and $5,000 for the Market Neutral Fund, or you discontinue the automatic investment plan before you reach the minimum. We will notify you in writing before we close your account and you will have 60 days to add additional money to bring the balance up to $1,000 for the Focus Fund and Balanced Fund, $10,000 for the Long-Short Fund and $5,000 for the Market Neutral Fund or to renew your automatic investment plan. This provision does not apply to retirement plan accounts or UGMA/UTMA accounts.

EXCHANGING SHARES

Fund to Fund Exchange. You may exchange shares in one Fund for shares of the same class in the other Choice Funds in writing or by calling the transfer agent at 1-800-392-7107 between 8:30 a.m. and 6:00 p.m. Eastern time. The minimum amount you may exchange is $2,500 for initial exchanges and $100 for subsequent exchanges.

The following additional rules and guidelines apply:

*    Each account must be registered identically;

*    You must meet the Fund's initial and subsequent investment minimums;

*    You must obtain and read the Prospectus for the Fund into which you are exchanging.

If your order is received before close of trading on the NYSE (typically 4:00 p.m. Eastern time) on a day the Funds are open for business, it will be processed at that day's NAV. Please note that the exchange of shares results in the sale of one Fund's shares and the purchase of another Fund's shares. As a result, an exchange could result in a gain or loss and become a taxable event for you.

MONEY MARKET EXCHANGES

You may exchange all or a portion of your shares in a Fund for shares of the Northern Money Market Fund (the “Money Market Fund”) at their relative net asset values and may also exchange back into a Fund without incurring any charges or fees. Exchanges into the Money Market Fund are subject to the minimum purchase and redemption amounts set forth in the Money Market Fund’s Prospectus. Before exchanging into the Money Market Fund, please read the Money Market Fund Prospectus carefully, which may be obtained by calling 1-800-392-7107. The Money Market Fund is not affiliated with the Adviser or the Funds.

When you exchange from a Fund into the Money Market Fund or make an initial purchase, dividends begin to accrue the day after the exchange or purchase. When you exchange a partial balance out of the Money Market Fund, your proceeds will exclude accrued and unpaid income from the Money Market Fund through the date of exchange. When exchanging your entire balance from the Money Market Fund, accrued income is automatically exchanged into the Fund you are exchanging into along with your principal.

LIMITATIONS ON EXCHANGES

The Funds believe that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds and their shareholders. Therefore, the Funds generally will not honor requests for exchanges by shareholders who identify themselves or are identified as “market timers.” Market timers are investors who repeatedly make exchanges within a short period of time. The Funds reserve the right to suspend, limit or terminate the exchange privilege of any investor who uses the exchange privilege more than six times during any twelve month period, or, in the Funds' opinion, engages in excessive trading that would be disadvantageous to the Funds or their shareholders. In those emergency circumstances wherein the SEC authorizes funds to do so, the Funds reserve the right to change or temporarily suspend the exchange privilege. A 2% short term redemption fee will be assessed to any fund holding held less than 90 days.

MAKING CHANGES TO YOUR ACCOUNT

You may call or write us to make changes to your account. Common changes include:

     *    Name changes. If your name has changed due to marriage or divorce, send us a letter of instruction signed with both your old and new names. Include a certified copy of your marriage certificate or have your signatures guaranteed.

     *    Address changes. The easiest way to notify us is to return the stub from a recent confirmation or statement. You can also call the transfer agent with any changes at 1-800-392-7107.

     *    Transfer of account ownership. Send us a letter including your account number, number of shares or dollar amount that are being transferred along with the name, address and Social Security or Taxpayer Identification Number of the person to whom the shares are being transferred. All living registered owners must sign the letter. You will also need to include a signature guarantee. Corporations, businesses and trusts may have to provide additional documents. In order to avoid delays in processing account transfers, please call the transfer agent at 1-800-392-7107 to determine what additional documents are required.

SPECIAL FEATURES AND SERVICES

RETIREMENT ACCOUNT OPTIONS

The Funds offer a variety of retirement accounts for individuals and organizations. These accounts may offer you tax advantages. For information on establishing retirement accounts, please call 1-800-392-7107. You should consult with your legal and/or tax adviser before you establish a retirement account.

The Funds currently accept investments into the following kinds of retirement accounts:

*    Traditional IRA (including spousal IRA)

*    "Rollover" IRA

*    Roth IRA

*    SEP IRA

*    403(b) Plans

ACH TRANSACTIONS

If you would like to purchase shares electronically or have redemption proceeds sent directly to your bank account, you must first have certain bank account information on file with us so that funds can be transferred electronically between your mutual fund and bank accounts. There is no charge to you for this service (a transaction fee may apply for IRA accounts). You can establish this privilege by filling out the appropriate section of your account application. If you did not select the electronic purchase or redemption options on your original application, call us at 1-800-392-7107.

AUTOMATED TELEPHONE SERVICE

The Funds offer 24-hour, seven days a week access to Fund and account information via a toll-free line. The system provides total returns, share prices and price changes for the Funds and gives you account balances and history (e.g., last transaction, latest dividend distribution). To access the automated system, please call 1-800-392-7107.

WEB SITE

You can obtain the most current Prospectus and shareholder report for the Funds, as well as net asset values, applications and other Fund information, by visiting the Funds' web site at www.choicefunds.net.

AUTOMATIC INVESTMENT PLAN

To make regular investing more convenient, you can open an automatic investment plan with an initial investment of $2,500 for Focus Fund and Balanced Fund, $5,000 for Market Neutral Fund and $10,000 for Long-Short Fund and a minimum investment of $100 per month after you start your plan. We will automatically transfer from your checking or savings account the amount you want to invest on the 5th, 10th, 15th, 20th, 25th or last day of each month. There is no charge for this service, but if there is not enough money in your bank account to cover the withdrawal you will be charged $20, your purchase will be cancelled and you will be responsible for any resulting losses to the Funds. You can terminate your automatic investment plan at any time by calling the Funds at least 10 days before your next scheduled withdrawal date. To implement this plan, please fill out the appropriate area of your application, or call 1-800-392-7107 for assistance.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

You can have shares automatically redeemed from your account on a regular basis by using our systematic withdrawal plan. If your account balance is $10,000 or more, you may take systematic withdrawals of $500 or more on a monthly or quarterly basis. If the date of your withdrawal falls on a weekend or a holiday, the withdrawal will occur on the previous business day. The proceeds of a withdrawal can be sent to your address of record or sent by electronic transfer to your bank. This plan may be a useful way to deal with mandatory withdrawals from an IRA. If you want to implement this plan, please fill out the appropriate section of the purchase application or call 1-800-392-7107 for assistance.

OTHER SHAREHOLDER INFORMATION

SHAREHOLDER COMMUNICATIONS

CONFIRMATIONS

You will receive a confirmation each time you buy, sell or exchange Fund shares. Automatic investment plan participants receive quarterly confirmations of all automatic transactions. Please review your confirmation and notify us immediately if there are any discrepancies in the information.

QUARTERLY AND ANNUAL STATEMENTS

You will receive a quarterly statement listing all distributions, purchases and redemptions of Fund shares for the preceding calendar quarter. Your December statement will include a listing of all transactions for the entire year.

SEMI-ANNUAL AND ANNUAL REPORTS

The Funds send semi-annual and annual reports to their shareholders. These reports provide financial information on your investments and give you a "snapshot" of each Fund's portfolio holdings at the end of its semi-annual and fiscal year periods. Additionally, the annual report discusses the factors that materially affected a Fund's performance for its most recently completed year, including relevant market conditions and the investment strategies and techniques that were used.

PROSPECTUS

Each year, the Funds send all shareholders a new Prospectus. Please read the Prospectus and keep it for future reference.

FORM 1099

Each year you will receive a Form 1099-DIV for each Fund from which you received a distribution in the preceding year and a Form 1099-B showing shares you sold during the year.

FORM 5498

If you contributed to an IRA or 403(b) plan during the year, you will receive a Form 5498 verifying your contribution.

TRANSACTIONS THROUGH FINANCIAL SERVICES AGENTS AND SUB-AGENTS

The Funds may authorize one or more broker-dealers or other financial services agents or sub-agents to accept purchase, redemption and exchange orders on the Funds’ behalf. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. In these cases, a Fund will be deemed to have received an order when an authorized financial services agent or sub-agent accepts the order, and your order will be priced at the Fund’s NAV next computed after it is received in good order by the financial services agent or sub-agent. Designated financial services agents and sub-agents are responsible for transmitting accepted orders and payment for the purchase of shares to the transfer agent within the time period agreed upon by them. If payment is not received within the time specified, your transaction may be cancelled, and the financial services agent will be held responsible for any resulting fees or losses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to distribute virtually all of their net investment income and net realized capital gains at least once a year. The Funds will automatically reinvest your dividends and capital gain distributions in additional Fund shares unless you elect to have them paid to you in cash. If you elect to have your distributions paid in cash, the Funds will send a check to your address of record.

A dividend from net investment income represents the income a Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses. A capital gain is the increase in the value of a security that a Fund holds. A Fund's gain is "unrealized" until it sells a portfolio security. Each realized capital gain is either short-term or long-term, depending on whether the Fund held the security for one year or less or more than one year.

The Funds will distribute any net realized capital gains annually.  The Focus Fund, Long-Short Fund and Market Neutral Fund will distribute dividends annually, normally in December. The Balanced Fund will distribute dividends on a quarterly basis, typically in March, June, September and December. If a Fund is not able to estimate capital gains correctly, it will make an additional capital gains distribution in the first quarter of the next calendar year.

BUYING A DIVIDEND

Unless you invest in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a Fund shortly before it makes a distribution. This is known as "buying a dividend." Buying a dividend can cost you money in taxes because you will receive, in the form of a taxable distribution, a portion of the money you just invested (even if you elected to have it reinvested in additional Fund shares). To avoid “buying a dividend,” check a Fund’s distribution schedule before you invest by calling 1-800-392-7107.

TAXES

You will be subject to income tax on all Fund distributions regardless of whether you receive them in cash or elect to have them reinvested in Fund shares. Dividend distributions and distributions of a Fund's net short-term capital gains are taxable to you as ordinary income. Distributions of a Fund's net long-term capital gains are taxable to you as long-term capital gains. This is true regardless of how long you have held your Fund shares.

If you sell or exchange your shares, any gain or loss is a taxable event. You may also be subject to state and local income taxes on dividends or capital gains from the sale or exchange of Fund shares.

This tax information provides only a general overview. It does not apply if you invest in a tax-deferred retirement account such as an IRA. Please consult your own tax adviser about the tax consequences of an investment in a Fund.

DISTRIBUTION ARRANGEMENTS

SHARE CLASSES

The Funds are authorized to offer three classes of shares.  However, each Fund is only offering Class A and Class C shares.

CLASS A SHARES – INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV plus an initial sales charge, as indicated in the following table. If you owned shares of the Focus Fund or Balanced Fund prior to March 1, 2004, you can purchase Class A shares of the Funds at NAV without an initial sales charge.

AMOUNT PURCHASED	AS % OF OFFERING PRICE	AS % OF INVESTMENT	COMMISSION TO DEALER/AGENT AS % OF OFFERING PRICE
Less than $25,000	5.50%	5.82%	5.25%
$25,000 but less than $50,000	5.25%	5.54%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.50%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	NAV	NAV	*

*   You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1.00% CDSC if you redeem your shares within one (1) year. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under the Funds’ Rights of Accumulation, Letter of Intent, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value Programs.

CLASS C SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase shares at NAV without an initial sales charge. The Funds will thus receive the full amount of your purchase. However, your investment will be subject to a 1.00% CDSC if you redeem your shares within one (1) year.

Class C shares do not convert to any other Class of shares of the Funds.

CHOOSING A CLASS OF SHARES. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one (1) year or more. Dealers and agents may receive differing compensation for selling Class A or Class C shares. There is no maximum size limit on purchases of Class A or Class C shares.

You should consult your financial adviser to assist in choosing a class of Fund shares.

REDUCTIONS IN INITIAL SALES CHARGES. Reductions in the initial sales charges , shown in the sales charges table above, apply to purchases of shares of the Funds’ that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser," meaning:

1.   an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money purchase/profit sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan  qualifies as the purchaser as defined below);

2.   a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, if:

a.  the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

      b.  each transmittal must be accompanied by a single check or wire transfer; and

     c.  all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

3.   a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986) and 457 plans, although more than one beneficiary or participant is involved;

4.  a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified the Funds in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

5.  any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. The Adviser reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the Funds without payment of the applicable sales charge other than to persons or entities that qualify for a reduction in the sales charge as provided herein.

LETTERS OF INTENT. A purchaser as defined may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI confirms such purchaser's intention as to the total investment to be made in Class A shares of the Funds (not applicable to Class C shares of the Funds) within the following 13 consecutive months. By completing the form accompanying the account application and by signing the account application, the purchaser indicates that he/she understands and agrees to the terms of the LOI and is bound by the provisions described below.

Each purchase of Fund shares subject normally to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI. It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under RIGHTS OF ACCUMULATION if the transfer agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his or her intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The transfer agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the Investment Company Act of 1940, out of the initial purchase (or subsequent purchases if necessary) the transfer agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be released promptly. If the intended investment is not completed, the purchaser will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he/she constitutes and appoints the transfer agent irrevocably as his/her attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI Program the purchaser wishes to cancel the agreement, he/she must give written notice to the transfer agent. If at any time before completing the LOI Program the purchaser requests the transfer agent to liquidate or transfer beneficial ownership of his/her total shares, a cancellation of the LOI will be effected automatically. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

RIGHTS OF ACCUMULATION. A purchaser as defined may also qualify for reduced initial sales charges based upon such purchaser's existing investment in Class A shares of the Funds at the time of the proposed purchase. To determine whether a reduced initial sales charge applies to a proposed purchase, the transfer agent takes into account not only the money invested upon such proposed purchase, but also the value of all Class A shares of the Funds owned by such purchaser, calculated at the then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser, calculated at the then current public offering price, and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies.

For example, if a purchaser already owns Class A shares with a value of $20,000 and wishes to invest an additional $20,000 in Class A shares, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the transfer agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge).

For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new Class A shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares you redeemed.

PURCHASES AT NET ASSET VALUE. Purchases of shares of the Funds at net asset value (without payment of an initial sales charge) may be made in connection with:  (a) the reinvestment of dividends and distributions from the Funds; (b) use of the reinstatement privilege; or (c) a merger, consolidation or acquisition of assets of the Funds.

The Funds may waive sales charges to the employees of the Funds, the Adviser and the Portfolio Manager, such employees' immediate family members and other individuals with substantive business or personal relationships to the Funds or the Adviser. The following purchasers may not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

1.

The Fund, the Adviser and individuals with substantive business or personal relationships to the Funds or the Adviser;

2.

Any current or retired officer, director or employee (and members of their immediate family) of the Adviser, its affiliates or the Funds and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

3.

Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

4.

Purchases through approved fee-based programs;

5.

Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account and the financial institution or service organization has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of the Funds by such plans are subject to initial sales charges; and

6.

A shareholder of a fund that merges or consolidates with the Funds or that sells its assets to the Funds in exchange for shares of the Funds.

As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.

APPLICATION OF THE CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Funds may waive the CDSC on redemptions of shares following the death or disability of a shareholder or to meet the requirements of certain qualified retirement plans.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS. CDSCs will not apply to the following:

1.

Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

2.

Certain distributions from IRAs, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 10% annually of the participant's or beneficiary's account value in the Fund; (ii) in-kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer not later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another     plan of the type described above invested in Class C shares of the Fund; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary;

3.

Liquidation by the Funds when the account value falls below the minimum required account size of the respective Fund;

4.

Investment account(s) of the Adviser; and

5.

Class C shares if the investor's dealer of record notifies the Funds prior to the time of investment that the dealer waives the payment otherwise payable to him.

Upon the redemption of Class A shares purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

1.

Shares held more than 12 months;

2.

Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

3.

Private foundations or endowment funds; and

4.

Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment.

REDEMPTIONS IN KIND. It is possible conditions may exist in the future that would, in the opinion of the Board of Trustees, make it undesirable for the Funds to pay for redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities of the Funds. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs when selling such securities. The Funds will obligate themselves to redeem in cash up to $250,000 or 1% of the net asset value of the Funds per 90 day period after making a filing with the SEC.

ASSET BASED SALES CHARGE OR RULE 12b-1 FEES

The Funds have adopted a plan under SEC Rule 12b-1 under which the Funds are allowed to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. These activities include advertising, compensation to the distributor and others for sales and marketing activities and materials, and shareholder account servicing. The amount of fees for each Class of the Funds shares is:

RULE 12b-1 FEE (AS A PERCENTAGE OF AGGREGATE AVERAGE DAILY NET ASSETS)

FUND	CLASS A	CLASS C
Focus Fund	0.25%	1.00%
Balanced Fund	0.25%	1.00%
Long-Short Fund	0.35%	1.00%
Market Neutral Fund	0.35%	1.00%

The entire Class A charge of 0.25% for the Focus Fund and Balanced Fund or 0.35% for the Long-Short Fund and Market Neutral Fund may be utilized in distribution. No more than 75% of the Class C charge will be utilized for distribution and at least 25% will be applied to service-related charges. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C shares are subject to higher distribution fees than Class A shares. The higher fees mean a higher expense ratio, so Class C shares pay lower dividends correspondingly and may have a lower net asset value than Class A shares.

OTHER. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase or sale of Class A or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase or sale of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information for the Choice Funds for the year ended October 31, 2003 has been audited by McCurdy & Associates CPA’s, Inc., whose report, along with the Funds’ financial statements, is included in the Funds’ October 31, 2003 Annual Report, which is available upon request. The financial highlights of the Choice Funds for the years ended October 31, 2002 and prior, were audited by other independent accountants.

CHOICE FOCUS FUND

CLASS A SHARES*	Year Ended 10-31-03	Year Ended 10-31-02	Year Ended 10-31-01	Year Ended 10-31-00
PER SHARE OPERATING PERFORMANCE**
NET ASSET VALUE, BEGINNING OF PERIOD	$3.17	$5.52	$12.77	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.21)	(0.17)	(0.15)	(0.02)
Net realized and unrealized gain (loss) on investments	1.69	(2.18)	(7.07)	2.80
Total Income (Loss) from Investment Operations	1.48	(2.35)	(7.22)	2.78
LESS DISTRIBUTIONS PAID:
From net realized gains on investments	-	-	(0.03)	(0.01)
Total Distributions Paid	-	-	(0.03)	(0.01)
NET ASSET VALUE, END OF PERIOD	$4.65	$3.17	$5.52	$12.77
TOTAL RETURN	46.69%	(42.75)%	(56.63)%	27.81%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$4,120	$2,586	$10,911	$57,802
Ratio of expenses to average net assets, net of fees waived and paid indirectly	3.05%	1.97%	1.88%	2.05%
Ratio of expenses to average net assets, before fees waived and paid indirectly	3.78%	2.61%	1.88%	2.05%
Ratio of net investment income (loss) to average net assets, net of fees waived and paid indirectly	(2.49)%	(1.43)%	(0.85)%	(0.26)%
Ratio of net investment income (loss) to average net assets, before fees waived and paid indirectly	(3.22)%	(2.07)%	(0.85)%	(0.26)%
Portfolio turnover rate	1,066%	1,454%	1,239%	1,603%

*    As of the date of this Prospectus, the existing shares class of the Fund has been renamed Class A shares.

**  Selected data for a share of capital stock outstanding throughout the period.

CHOICE BALANCED FUND

CLASS A SHARES*	Year Ended 10-31-03	Year Ended 10-31-02	Year Ended 10-31-01	Year Ended 10-31-00(1)
PER SHARE OPERATING PERFORMANCE**
NET ASSET VALUE, BEGINNING OF PERIOD	$5.87	$8.42	$11.08	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.06)	0.16	0.14	0.07
Net realized and unrealized gain (loss) on investments	1.44	(2.52)	(2.63)	1.01(2)
Total Income (Loss) from Investment Operations	1.38	(2.36)	(2.49)	1.08
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)	(0.19)	(0.17)	-
Total Distributions Paid	(0.01)	(0.19)	(0.17)	-
NET ASSET VALUE, END OF PERIOD	$7.24	$5.87	$8.42	$11.08
TOTAL RETURN (3)	23.56%	(28.92)%	(22.65)%	10.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,337	$2,424	$15,522	$26,247
Ratio of expenses to average net assets, net of fees waived/reimbursed and paid indirectly (4)	4.37%	1.73%	1.81%	2.00%
Ratio of expenses to average net assets, before fees waived/reimbursed and paid indirectly (4)	7.23%	2.29%	1.81%	2.09%
Ratio of net investment income (loss) to average net assets, net of fees waived/reimbursed and paid indirectly (4)	(0.94)%	1.52%	1.46%	1.47%
Ratio of net investment income (loss) to average net assets, before fees waived/reimbursed and paid indirectly (4)	(3.80)%	0.96%	1.46%	1.38%
Portfolio turnover rate (3)	736%	972%	951%	651%

(1)

Commenced operations on April 1, 2000.

(2)

The amount shown may not correlate with aggregate gains and losses of portfolio securities due to timing of sales and redemption of Fund Shares.

(3)

Not annualized for periods less than a full year.

(4)

Annualized for periods less than a full year.

 *   As of the date of this Prospectus, the existing shares class of the Fund has been renamed Class A shares.

**

Selected data for a share of capital stock outstanding throughout the period.

CHOICE LONG-SHORT FUND

CLASS A SHARES	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002	Period Ended Oct. 31, 2001(1)
PER SHARE OPERATING PERFORMANCE*
NET ASSET VALUE, BEGINNING OF PERIOD	$6.22	$9.66	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.16)	(0.35)	(0.08)
Net realized and unrealized gain (loss) on investments	1.40	(3.09)	(0.26)
Total Income (Loss) from Investment Operations	1.24	(3.44)	(0.34)

NET ASSET VALUE, END OF PERIOD	$7.46	$6.22	$9.66

Total Return (2) , (3)	19.94%	(35.82)%	(3.40)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11,169	$13,845	$54,303
Ratio of expenses to average net assets, net of fees paid indirectly (4)	3.99% (5)	3.16% (5)	3.51%
Ratio of expenses to average net assets, before fees paid indirectly (4)	4.64% (5)	3.62% (5)	3.51%
Ratio of net investment income (loss) to average net assets, net of fees paid indirectly (4)	(2.39)%	(2.21)%	(1.14)%
Ratio of net investment income (loss) to average net assets, before fees paid indirectly (4)	(3.04)%	(2.67)%	(1.14)%
Portfolio turnover rate (2)	1,383%	3,882%	2,469%

(1)

Commenced operations on February 1, 2001.

(2)

Not annualized for periods less than a full year.

(3)

The total return does not reflect the 5.50% front-end sales charge and 1.00% deferred sales charge on Class A and Class C shares, respectively.

(4)

Annualized for periods less than a full year.

(5)

Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets net of fees paid waived and before fees paid indirectly would be 4.14% and 4.79%; 3.34% and 3.80% for the Class A shares for the years ended October 31, 2003 and October 31, 2002, respectively.

(6)

Excludes dividends on short sales.  Including dividends on short sales, the ratio of expenses to average net assets net of fees waived and before fees paid indirectly would be 7.41% and 8.06%, 5.16% and 5.54%, for the Class C shares for the years ended October 31, 2003 and October 31, 2002, respectively.

*   Selected data for a share of capital stock outstanding throughout the period.

CHOICE LONG-SHORT FUND

CLASS C SHARES	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002	Period Ended Oct. 31, 2001(1)
PER SHARE OPERATING PERFORMANCE*
Net Asset Value, Beginning of Period	$6.00	$9.53	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.38)	(0.77)	(0.12)
Net realized and unrealized gain (loss) on investments	1.36	(2.76)	(0.35)
Total Income (Loss) from Investment Operations	0.98	(3.53)	(0.47)

NET ASSET VALUE, END OF PERIOD	$6.98	$6.00	$9.53

Total Return (2) (3)	16.33%	(37.25)%	(4.70)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$800	$567	$2,614
Ratio of expenses to average net assets, net of fees paid indirectly (4)	7.25% (6)	5.02% (6)	4.70%
Ratio of expenses to average net assets, before fees paid indirectly (4)	7.90% (6)	5.40% (6)	4.70%
Ratio of net investment income (loss) to average net assets, net of fees paid indirectly (4)	(5.78)%	(4.11)%	(2.31)%
Ratio of net investment income (loss) to average net assets, before fees paid indirectly (4)	(6.43)%	(4.49)%	(2.31)%
Portfolio turnover rate (2)	1,383%	3,882%	2,469%

(1)

Commenced operations on February 1, 2001.

(2)

Not annualized for periods less than a full year.

(3)

The total return does not reflect the 5.50% front-end sales charge and 1.00% deferred sales charge on Class A and Class C shares, respectively.

(4)

Annualized for periods less than a full year.

(5)

Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets net of fees paid waived and before fees paid indirectly would be 4.14% and 4.79%; 3.34% and 3.80% for the Class A shares for the years ended October 31, 2003 and October 31, 2002, respectively.

(6)

Excludes dividends on short sales.  Including dividends on short sales, the ratio of expenses to average net assets net of fees waived and before fees paid indirectly would be 7.41% and 8.06%, 5.16% and 5.54%, for the Class C shares for the years ended October 31, 2003 and October 31, 2002, respectively.

*   Selected data for a share of capital stock outstanding throughout the period.

CHOICE MARKET NEUTRAL FUND

CLASS A SHARES	Period Ended Oct. 31, 2003(1)
PER SHARE OPERATING PERFORMANCE*
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.17)
Net realized and unrealized gain (loss) on investments	0.53
Total Income (Loss) from Investment Operations	0.36

NET ASSET VALUE, END OF PERIOD	$10.36

Total Return (2) , (3)	3.60%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$9,147
Ratio of expenses to average net assets, after waiver (4)	3.40% (5)
Ratio of expenses to average net assets, before waiver (4)	4.70% (5)
Ratio of net investment income (loss) to average net assets, after waiver (4)	(2.84)%
Ration of net investment income (loss) to average net assets, before waiver (4)	(4.12)%
Portfolio turnover rate (2)	1,175%

(1)

Commenced operations on March 31, 2003.

(2)

Not annualized for periods less than a full year.

(3)

The total return does not reflect the 5.50% front-end sales charge and 1.00% deferred sales charge on Class A and Class C shares, respectively.

(4)

Annualized for periods less than a full year.

(5)

Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets of net fees waived would be 3.59% and 4.88% for the Class A shares for the year ended October 31, 2003 .

(6)

Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets net of fees waived would be 4.70% and 6.00% for the Class C shares for the year ended October 31, 2003.

 *  Selected data for a share of capital stock outstanding throughout the period.

CHOICE MARKET NEUTRAL FUND

CLASS C SHARES	Period Ended Oct. 31, 2003(1)
PER SHARE OPERATING PERFORMANCE*
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.24)
Net realized and unrealized gain (loss) on investments	0.55
Total Income (Loss) from Investment Operations	0.31

NET ASSET VALUE, END OF PERIOD	$10.31

Total Return (2) , (3)	3.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,352
Ratio of expenses to average net assets, after waiver (4)	4.50% (6)
Ratio of expenses to average net assets, before waiver (4)	5.82% (6)
Ratio of net investment income (loss) to average net assets, after waiver (4)	(3.94)%
Ration of net investment income (loss) to average net assets, before waiver (4)	(5.24)%
Portfolio turnover rate (2)	1,175%

(1)

Commenced operations on March 31, 2003.

(2)

Not annualized for periods less than a full year.

(3)

The total return does not reflect the 5.50% front-end sales charge and 1.00% deferred sales charge on Class A and Class C shares, respectively.

(4)

Annualized for periods less than a full year.

(5) Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets of net fees waived would be 3.59% and 4.88% for the Class A shares for the year ended October 31, 2003 .

(6)

Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets net of fees waived would be 4.70% and 6.00% for the Class C shares for the year ended October 31, 2003.

 *  Selected data for a share of capital stock outstanding throughout the period.

PRIVACY NOTICE TO CUSTOMERS OF CHOICE

We at Choice, including Choice Investment Management, LLC, Choice Focus Fund, Choice Balanced Fund, Choice Long-Short Fund and Choice Market Neutral Fund, want you to know that we pride ourselves in our efforts to maintain the privacy, safeguarding and confidentiality of any personal financial information that you provide to us and that we obtain in connection with providing our financial products and services to you. We believe it is essential that we safeguard your personal financial information and have adopted these policies and procedures to protect it and to prevent it from being disclosed to parties that are not part of our network for providing you with our financial products and services.

To keep you informed of the steps we have taken towards protecting your personal information, we describe in this privacy notice the information we collect, our policies for keeping it confidential and our procedures for safeguarding it. We consider these matters to be of utmost importance and trust that the explanations below will help you to better understand how we protect your personal information.

INFORMATION WE COLLECT

In providing our products and services to you, we collect nonpublic personal information about you from these sources:

     1.   Information we receive from you on applications or other forms;

     2.   Information about your transactions with us, our affiliates, or others; and

     3.   Information we receive from consumer reporting agencies.

INFORMATION WE DISCLOSE

We do not disclose any nonpublic personal information about you to anyone, except to provide you with our financial products and services and to carry out your instructions, and except as permitted by law consistent with these policies.

NONPUBLIC PERSONAL INFORMATION

When we refer to “nonpublic personal information,” we are referring to personally identifiable financial information that we collect about you in the process of providing you with our products and services, which information has not been lawfully made available to the general public. On the other hand, "publicly available information" (such as governmental real estate records, published telephone numbers, etc.) is information that is lawfully available to the general public. However, “nonpublic personal information” also includes any lists or other grouping of consumer information that are created using any “publicly available information” from one or more clients.

SAFEGUARDS FOR PROTECTING YOUR PRIVACY

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

ANY QUESTIONS?

If you have any questions about our privacy policies, our procedures for protecting your personal financial information or any other questions or comments, please feel free to contact:

Greg Drose, Chief Operating Officer

Choice Investment Management, LLC

5299 DTC Boulevard, Suite 1150

Greenwood Village, Colorado 80111

gdrose@choicefunds.net

FOR MORE INFORMATION

For more information about the Choice Funds, ask for a free copy of the following:

STATEMENTS OF ADDITIONAL INFORMATION

The Statements of Additional Information (“SAI”) contain more detailed information about the Funds. They are incorporated by reference into this Prospectus, which means that they are legally part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports discuss the Funds' holdings. The annual report describes the market conditions, economic trends and investment strategies that significantly affected each Fund's performance during its last fiscal year.

To obtain free copies of any of the SAIs, annual or semi-annual reports, or to get other information about the Funds, please write or call us at:

            Choice Funds

4020 South 147th Street, Suite 2

Omaha, NE 68137

              1-800-392-7107

You can also review and copy the SAIs and other information about the Funds at the SEC Public Reference Room in Washington, D.C. Call 1-800-942-8090 for information on the operation of the Public Reference Room. Copies of the Funds' Prospectus and SAIs, as well as reports and other information about Choice Funds are available on the EDGAR database on the SEC's Internet site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by e-mail at publicinfo@sec.gov.

Investment Company Act No. 811-09485